                                                                      Exhibit 24

                          SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas P. O'Neill, III do make, constitute and appoint Bruce C. Godfrey, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 26th day of March, 1998.


                                    /s/ Thomas P. O'Neill, III      (SEAL)
                                    --------------------------------
                                    Thomas P. O'Neill, III


Witness:

/s/ Christine M. Walsh
-----------------------
Christine M. Walsh

                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, James Q. Crowe do make, constitute and appoint Bruce C. Godfrey, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 26th day of March, 1998

                                    /s/ James Q. Crowe     (SEAL)
                                    -----------------------
                                    James Q. Crowe


Witness:

/s/ Dinah Sink
-----------------------------
Dinah Sink

                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, David C. McCourt do make, constitute and appoint Bruce C. Godfrey, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 26th day of March, 1998.

                                    /s/ David C. McCourt    (SEAL)
                                    ------------------------
                                    David C. McCourt

Witness:


/s/ Blair Turner
---------------------------
Blair Turner

                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Michael B. Yanney do make, constitute and appoint Bruce C. Godfrey, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 27th day of March, 1998.

                                    /s/ Michael B. Yanney       (SEAL)
                                    ----------------------------
                                    Michael B. Yanney

Witness:


/s/ C.L. Buckingham
-----------------------------
C.L. Buckingham

                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Richard R. Jaros do make, constitute and appoint Bruce C. Godfrey, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 27th day of March, 1998.

                                      /s/ Richard R. Jaros    (SEAL)
                                      ------------------------
                                      Richard R. Jaros

Witness:


/s/ Lori Jaros
---------------------------
Lori Jaros

                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Alfred Fasola do make, constitute and appoint Bruce C. Godfrey, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 26th of March, 1998.

                                    /s/ Alfred Fasola         (SEAL)
                                    -------------------------
                                    Alfred Fasola

Witness:


/s/ Susan Fasola
--------------------------
Susan Fasola

                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Stuart E. Graham do make, constitute and appoint Bruce C. Godfrey, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998 and such spe cific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 26th day of March, 1998.

                                    /s/ Stuart E. Graham         (SEAL)
                                    ----------------------------
                                    Stuart E. Graham

Witness:


/s/ Camille D'Alessandro
------------------------------
Camille D'Alessandro

                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Eugene Roth do make, constitute and appoint Bruce C. Godfrey, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 24th day of March, 1998.

                                    /s/ Eugene Roth           (SEAL)
                                    -------------------------
                                    Eugene Roth

Witness:


/s/ Janet Kaye
---------------------------
Janet Kaye

                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas J. May do make, constitute and appoint Bruce C. Godfrey, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 27th day of March, 1998.

                                    /s/ Thomas J. May         (SEAL)
                                    -------------------------
                                    Thomas J. May

Witness:


/s/ Carol O'Rourke
--------------------------
Carol O'Rourke

                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Walter Scott, Jr. do make, constitute and appoint Bruce C. Godfrey, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 26th day of March, 1998.

                              /s/ Walter Scott, Jr.       (SEAL)
                              --------------------------
                              Walter Scott, Jr.

Witness:


/s/ Julie Haack
-----------------------------
Julie Haack

                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Mahoney do make, constitute and appoint Bruce C. Godfrey, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

     1. I authorize said attorney in fact to specifically execute in my name and in my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

     2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I hereunto set my hand and seal this 23rd day of March, 1998.

                                    /s/ Michael J. Mahoney      (SEAL)
                                    ---------------------------
                                    Michael J. Mahoney

Witness:


/s/ Kathleen Sparrowe
-------------------------
Kathleen Sparrowe